Exhibit 10(g)

                    AMENDMENT

     This is an Amendment, dated as of April 28, 1995, to an Agreement dated December 1, 1994 between KYSOR INDUSTRIAL
CORPORATION ("Kysor") and TERRY M. MURPHY ("Mr. Murphy").

                    PREAMBLE

     Following the execution of the Agreement, Kysor's Board of Directors ("Board") approved at its April 1991 meeting the Kysor Industrial Corporation Management Compensation Program a.k.a. the Corporate Management Variable Compensation Program ("Program") which replaced the prior compensation plan for management and changed, among other things, levels of variable compensation which could be earned if certain performance measurements were met. In Mr. Murphy's case the Program provides for total variable compensation of 80% of Mr. Murphy's base salary when 100% variable compensation is awarded. The prior plan provided for 40%.

     At the April 1995 meeting, the Board acknowledged that the Agreement's provision for severance pay failed to be updated to reflect the change from 50% to 90% to properly reflect the Program.
Accordingly the Board approved the following Amendment to the Agreement.

     1. Severance Pay. Paragraph 5(a) of the Agreement is amended hereby to provide:

               (a)  monthly severance payments which shall
          continue for the term of the Compensation Period. The amount of each monthly payment shall be equal to Mr. Murphy's monthly salary for the last full month immediately preceding his termination, plus one-twelfth (1/12) of eighty percent (80%) of the total salary paid to Mr. Murphy during the one year period immediately preceding his termination.

     2. The Agreement in all other respects is not amended but remains unchanged and the parties hereto, continue to be legally bound by the Agreement as amended hereby.

     KYSOR INDUSTRIAL CORPORATION


     By:    /s/George R. Kempton
            George R. Kempton
     Its:   Chairman and Chief Executive Officer



     	   /s/ Terry M. Murphy
           Terry M. Murphy





                    AMENDMENT

     This is an Amendment, dated as of April 28, 1995, to an Agreement dated August 23, 1985 between KYSOR INDUSTRIAL
CORPORATION ("Kysor") and TIMOTHY D. PETERSON ("Mr.
Peterson").

                    PREAMBLE

     Following the execution of the Agreement, Kysor's Board of Directors ("Board") approved at its April 1991 meeting the Kysor Industrial Corporation Management Compensation Program a.k.a. the Corporate Management Variable Compensation Program ("Program") which replaced the prior compensation plan for management and changed, among other things, levels of variable compensation which could be earned if certain performance measurements were met. In Mr. Peterson's case the Program provides for total variable compensation of 70% of Mr. Peterson's base salary when 100% variable compensation is awarded. The prior plan provided for 40%.

     At the April 1995 meeting, the Board acknowledged that the Agreement's provision for severance pay failed to be updated to reflect the change from 40% to 70% to properly reflect the Program.
Accordingly the Board approved the following Amendment to the Agreement.

     1. Severance Pay. Paragraph 5(a) of the Agreement is amended hereby to provide:

               (a)  monthly severance payments which shall
          continue for the term of the Compensation Period. The amount of each monthly payment shall be equal to Mr.
          Peterson's monthly salary for the last full month immediately preceding his termination, plus one-twelfth
          (1/12) of seventy percent (70%) of the total salary paid to Mr. Peterson during the one year period immediately preceding his termination.

     2. The Agreement in all other respects is not amended but remains unchanged and the parties hereto, continue to be legally bound by the Agreement as amended hereby.

     KYSOR INDUSTRIAL CORPORATION


     By:     /s/George R. Kempton
            George R. Kempton
     Its:   Chairman and Chief Executive Officer



                     /s/ Timothy D. Peterson
                     Timothy D. Peterson


                    AMENDMENT

     This is an Amendment, dated as of April 28, 1995, to an Agreement dated August 17, 1990 between KYSOR INDUSTRIAL
CORPORATION ("Kysor") and PETER W. GRAVELLE ("Mr.
Gravelle").

                    PREAMBLE

     Following the execution of the Agreement, Kysor's Board of Directors ("Board") approved at its April 1991 meeting the Kysor Industrial Corporation Management Compensation Program a.k.a. the Corporate Management Variable Compensation Program ("Program") which replaced the prior compensation plan for management and changed, among other things, levels of variable compensation which could be earned if certain performance measurements were met. In Mr. Gravelle's case the Program provides for total variable compensation of 90% of Mr. Gravelle's base salary when 100% variable compensation is awarded. The prior plan provided for 50%.

     At the April 1995 meeting, the Board acknowledged that the Agreement's provision for severance pay failed to be updated to reflect the change from 50% to 90% to properly reflect the Program.
Accordingly the Board approved the following Amendment to the Agreement.

     1. Severance Pay. Paragraph 5(a) of the Agreement is amended hereby to provide:

               (a)  monthly severance payments which shall
          continue for the term of the Compensation Period. The amount of each monthly payment shall be equal to Mr. Gravelle's monthly salary for the last full month immediately preceding his termination, plus one-twelfth (1/12) of ninety percent (90%) of the total salary paid to Mr. Gravelle during the one year period immediately preceding his termination.

     2. The Agreement in all other respects is not amended but remains unchanged and the parties hereto, continue to be legally bound by the Agreement as amended hereby.

     KYSOR INDUSTRIAL CORPORATION


     By:     /s/George R. Kempton
            George R. Kempton
     Its:   Chairman and Chief Executive Officer



                         /s/ Peter W. Gravelle
                         Peter W. Gravelle




                    AMENDMENT

     This is an Amendment, dated as of April 28, 1995, to an Agreement dated August 23, 1985 between KYSOR INDUSTRIAL
CORPORATION ("Kysor") and THOMAS P. FORRESTAL ("Mr.
Forrestal").

                    PREAMBLE

     Following the execution of the Agreement, Kysor's Board of Directors ("Board") approved at its April 1991 meeting the Kysor Industrial Corporation Management Compensation Program a.k.a. the Corporate Management Variable Compensation Program ("Program") which replaced the prior compensation plan for management and changed, among other things, levels of variable compensation which could be earned if certain performance measurements were met. In Mr. Forrestal's case the Program provides for total variable compensation of 80% of Mr. Forrestal's base salary when 100% variable compensation is awarded. The prior plan provided for 45%.

     At the April 1995 meeting, the Board acknowledged that the Agreement's provision for severance pay failed to be updated to reflect the change from 45% to 80% to properly reflect the Program.
Accordingly the Board approved the following Amendment to the Agreement.

     1. Severance Pay. Paragraph 5(a) of the Agreement is amended hereby to provide:

               (a)  monthly severance payments which shall
          continue for the term of the Compensation Period. The amount of each monthly payment shall be equal to Mr. Forrestal's monthly salary for the last full month immediately preceding his termination, plus one-twelfth (1/12) of eighty percent (80%) of the total salary paid to Mr. Forrestal during the one year period immediately preceding his termination.

     2. The Agreement in all other respects is not amended but remains unchanged and the parties hereto, continue to be legally bound by the Agreement as amended hereby.

     KYSOR INDUSTRIAL CORPORATION


     By:     /s/George R. Kempton
            George R. Kempton
     Its:   Chairman and Chief Executive Officer



                         /s/ Thomas P. Forrestal
                         Thomas P. Forrestal




                    AMENDMENT

     This is an Amendment, dated as of April 28, 1995, to an Agreement dated August 23, 1985 between KYSOR INDUSTRIAL
CORPORATION ("Kysor") and DAVID W. CROOKS ("Mr. Crooks").

                    PREAMBLE

     Following the execution of the Agreement, Kysor's Board of Directors ("Board") approved at its April 1991 meeting the Kysor Industrial Corporation Management Compensation Program a.k.a. the Corporate Management Variable Compensation Program ("Program") which replaced the prior compensation plan for management and changed, among other things, levels of variable compensation which could be earned if certain performance measurements were met. In Mr. Crooks' case the Program provides for total variable compensation of 70% of Mr. Crooks' base salary when 100% variable compensation is awarded. The prior plan provided for 40%.

     At the April 1995 meeting, the Board acknowledged that the Agreement's provision for severance pay failed to be updated to reflect the change from 40% to 70% to properly reflect the Program.
Accordingly the Board approved the following Amendment to the Agreement.

     1. Severance Pay. Paragraph 5(a) of the Agreement is amended hereby to provide:

               (a)  monthly severance payments which shall
          continue for the term of the Compensation Period. The amount of each monthly payment shall be equal to Mr.
          Crooks' monthly salary for the last full month immediately preceding his termination, plus one-twelfth
          (1/12) of seventy percent (70%) of the total salary paid to Mr. Crooks during the one year period immediately preceding his termination.

     2. The Agreement in all other respects is not amended but remains unchanged and the parties hereto, continue to be legally bound by the Agreement as amended hereby.

     KYSOR INDUSTRIAL CORPORATION


     By:     /s/George R. Kempton
            George R. Kempton
     Its:   Chairman and Chief Executive Officer



                         /s/ David W. Crooks
                         David W. Crooks





                    AMENDMENT

     This is an Amendment, dated as of April 28, 1995, to an Agreement dated March 31, 1987 between KYSOR INDUSTRIAL
CORPORATION ("Kysor") and TIMOTHY J. CAMPBELL ("Mr.
Campbell").

                    PREAMBLE

     Following the execution of the Agreement, Kysor's Board of Directors ("Board") approved at its April 1991 meeting the Kysor Industrial Corporation Management Compensation Program a.k.a. the Corporate Management Variable Compensation Program ("Program") which replaced the prior compensation plan for management and changed, among other things, levels of variable compensation which could be earned if certain performance measurements were met. In Mr. Campbell's case the Program provides for total variable compensation of 80% of Mr. Campbell's base salary when 100% variable compensation is awarded. The prior plan provided for 45%.

     At the April 1995 meeting, the Board acknowledged that the Agreement's provision for severance pay failed to be updated to reflect the change from 45% to 80% to properly reflect the Program.
Accordingly the Board approved the following Amendment to the Agreement.

     1. Severance Pay. Paragraph 5(a) of the Agreement is amended hereby to provide:

               (a)  monthly severance payments which shall
          continue for the term of the Compensation Period. The amount of each monthly payment shall be equal to Mr. Campbell's monthly salary for the last full month immediately preceding his termination, plus one-twelfth (1/12) of eighty percent (80%) of the total salary paid to Mr. Campbell during the one year period immediately preceding his termination.

     2. The Agreement in all other respects is not amended but remains unchanged and the parties hereto, continue to be legally bound by the Agreement as amended hereby.

     KYSOR INDUSTRIAL CORPORATION


     By:     /s/George R. Kempton
            George R. Kempton
     Its:   Chairman and Chief Executive Officer



                         /s/ Timothy J. Campbell
                         Timothy J. Campbell